UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 24, 2017
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Commission File Number 001-08198

HSBC FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	86-1052062
(State of incorporation)	(I.R.S. Employer Identification No.)
1421 West Shure Drive, Suite 100, Arlington Heights, Illinois	60004
(Address of principal executive offices)	(Zip Code)

(224) 880-7000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 406 of the Securities Act of 1933 (17 CFR 230.405 or Rule 12b-2 of the Securities Exchange act of 1934 (17 CFR 240.12b-2.
Emerging growth company ☐
If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for comply with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

HSBC Finance Corporation

Item 7.01. Regulation FD Disclosure.
This filing contains inside information for the purposes of Article 7 of Regulation (EU) No. 596/2014, and constitutes "regulated information" for the purposes of Article 2(1)(k) of Directive 2004/109/EC, as amended.
On November 1, 2017, HSBC Finance Corporation (“HSBC Finance”) held a bondholders’ meeting (the “Meeting”) in Tokyo, Japan for its Japanese Yen Bonds - Twelfth Series (2006) (¥15,000,000,000 aggregate outstanding principal amount bearing interest at 2.54 percent per annum) (the “Bonds”). The purpose of the Meeting was to obtain approval from existing holders of the Bonds (the “Bondholders”) for certain amendments (the “Proposal”) to the Conditions of the Bonds (the “Conditions”).
The Proposal primarily requested approval to (1) change the current maturity date of the Bonds (February 16, 2021) to an earlier date; and (2) change the current redemption amount of the Bonds from the principal amount of the Bonds to the principal amount of the Bonds plus a premium of 9.156 percent (the “Premium”) (¥9,156,000 per ¥100,000,000 principal amount of the Bonds).
Bondholders holding 63.3 percent of the aggregate principal amount of Bonds outstanding were present at the Meeting, whether in person, by proxy or through the exercise of voting rights in writing, and voted unanimously to approve the Proposal. Upon receipt of the Bondholders' approval of the Proposal, HSBC Finance filed a petition for approval of the Proposal with the Tokyo District Court.
On November 15, 2017, the Tokyo District Court determined that court approval of the Proposal was not required, and, as a result, HSBC Finance voluntarily withdrew its petition. HSBC Finance will now commence measures to redeem the Bonds based on the Conditions as amended by the Proposal (the "Amended Conditions").
The effective date of the Amended Conditions is November 1, 2017. The early redemption date of the Bonds will be December 8, 2017 and the redemption amount of the Bonds will be the ¥15,000,000,000 aggregate outstanding principal amount plus the Premium of 9.156 percent.

HSBC Finance Corporation

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:    November 24, 2017

HSBC FINANCE CORPORATION

By:	/s/ MICHAEL A. REEVES
Michael A. Reeves
Executive Vice President and
Chief Financial Officer

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